EXHIBIT 10.91

                           TERMINATION AND RELEASE
                        OF PATENT SECURITY AGREEMENT

      TERMINATION AND RELEASE OF PATENT SECURITY AGREEMENT, dated as of May 31, 2002, by and between FLEET CAPITAL CORPORATION with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 (the "Lender") and IGI, INC., a Delaware corporation, having its principal place of business at Wheat Road and Lincoln Avenue, Buena, New Jersey 08310(the "Company").

      WHEREAS, pursuant to the terms of (i) the Loan and Security Agreement, dated October 29, 1999, between the Company, IGEN, Inc., ImmunoGenetics, Inc. and Blood Cells, Inc. (collectively the "Borrowers") and the Lender, (as amended and in effect from time to time (the "Loan Agreement"), and (ii) the Patent Security Agreement dated October 29, 1999, between the Company and the Lender, and recorded with the United States Patent and Trademark Office on July 13, 2000 (Patent Reel 010909 and Frame Number 0847)(as amended and supplemented from time to time, the "Patent Agreement") each for the purpose of securing certain obligations of the Company to the Lender;

      WHEREAS, pursuant to the Loan Agreement and the Patent Agreement, the Company granted to the Lender, a security interest in and lien on, and collaterally assigned to the Lender, all of its patents and patent applications, including without limitation, the patents and patent applications identified on Exhibit A, attached hereto) (such patents referred to herein as the "Named Patents"); and

      WHEREAS, the Lender has agreed to terminate and release its security interest and all of its right, title and interest in each of the Named Patents as herein provided;

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Company hereby agree as follows:

      1. Release and Assignment. The Lender hereby terminates and releases its security interest in and first priority lien on all of the Company's Named Patents and the Lender hereby assigns and transfers to the Company, without recourse, all of the Lender's right, title and interest in and to each of the Named Patents effective as of the date set forth above.

      2. Acknowledgment and Acceptance. The Company hereby acknowledges and accepts the foregoing release and assignment by the Lender.

      3. Counterparts. This Release may be executed in any number of counterparts which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the Lender and the Company have executed this Release, to take effect as of the date first set forth above.

                                       FLEET CAPITAL CORPORATION

                                       By:  /s/ Stephen M. Spencer
                                            -------------------------------
                                            Name: Stephen M. Spencer
                                            Title: Senior Vice President

Accepted:

IGI, INC.

By:  /s/ Domenic N. Golato
     -------------------------------
     Name:  Domenic N. Golato
     Title: Sr. Vice President & CFO

                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CONNECTICUT                 )
                                     )ss.    Glastonbury
COUNTY OF HARTFORD                   )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 25th day of May, 2002, personally appeared Stephen M. Spencer to me known personally, and who, being by me duly sworn, deposes and says that he is a Senior Vice President of FLEET CAPITAL CORPORATION, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/ Lisa A. Giampaolo
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                                       Lisa A. Giampaolo
                                       My Commission Expires On
                                       February 28, 2005

                   CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MASSACHUSETTS               )
                                     )ss.
COUNTY OF SUFFOLK                    )


     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31st day of May, 2002, personally appeared Dominic N. Golato to me known personally, and who, being by me duly sworn, deposes and says that he/she is a SVP & CFO of IGI, INC., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                             Shel M. McCarthy
                                             Notary Public
                                             My Commission Expires: 5/8/03

                                 EXHIBIT A
                                 ----------

                              IGI, INC. PATENTS
                              -----------------

None

                                 Exhibit A continued
                                 ----------

         PATENTS LICENSED TO IGI, INC. BY TRISTRATA TECHNOLOGY, INC.
         -----------------------------------------------------------

                               Exhibit A continued
                     Intellectual Property Licensed from
                         Tristrata Technology, Inc.

                             ISSUED U.S. PATENTS

1.    U.S. Patent Reexamination Certificate Bl 5,091,171

2.    U.S. Patent No. 5,385,938

3.    U.S. Patent No. 5,389,677

                          U.S. PATENT APPLICATIONS

1.    U.S. Patent Application No. 06/945,680

2.    U.S. Patent Application No. 07/469,738

3.    U.S. Patent Application No. 07/812,858

4.    U.S. Patent Application No. 08/008,223

5.    U.S. Patent Application No. 07/393,749

6.    U.S. Patent Application No. 08/359,939

7.    U.S. Patent Application No. 07/840,149

8.    U.S. Patent Application No. 07/683,437

9.    U.S. Patent Application No. 07/936,863

10.   U.S. Patent Application No. 08/117,559

11. Those portions of any other U.S. Patents or U.S. Patent Applications owned or controlled by LICENSOR at any time during the term of this Agreement relating to glycolic acid and/or its salts, to the extent the portions of such other U.S. Patents or U.S. Patent Applications encompass a method for using only glycolic acid and/or its salts for the treatment of human skin wrinkles, fine lines on the human skin and/or aging related human skin changes.